UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2018

NATIONAL HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

     200 Vesey Street, 25th Floor, New York, NY 10281

 (Address, including zip code, of principal executive offices)

(212) 417-8000

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.01.     Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On May 31, 2018, National Holdings Corporation (the “Company”) provided notice to EisnerAmper LLP (“Eisner”) that the Company would be terminating its relationship with Eisner as the Company’s independent registered public accounting firm.

The reports of Eisner on the Company’s consolidated financial statements for the fiscal years ended September 30, 2016 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2016 and 2017, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Eisner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Eisner would have caused Eisner to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended September 30, 2016 and 2017 there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Eisner with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that Eisner furnish a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Eisner agrees with the statements related to them made by the Company in this report. A copy of Eisner’s letter to the SEC, dated June 6, 2018, is attached as Exhibit 16.1 to this report.

Newly Engaged Independent Registered Public Accounting Firm

On May 31, 2018, the Company approved the appointment of BDO USA LLP (“BDO”) as the Company’s new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending September 30, 2018. During the fiscal years ended September 30, 2016 and 2017, neither the Company, nor anyone on its behalf, consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by BDO that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter of EisnerAmper LLP, dated June 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HOLDINGS CORPORATION
(Registrant)

Date: June 6, 2018	By:	/s/ Michael Mullen
	Name:	Michael Mullen
	Title:	Chief Executive Officer